EXHIBIT 10.3


                               20 SEPTEMBER, 2005

                            PACIFIC RIM MINING CORP.

                                  (AS ASSIGNOR)

                                       AND

                              TREND MINING COMPANY

                                  (AS ASSIGNEE)

                    ASSIGNMENT OF RIGHT TO REPAYMENT OF LOAN

                                     MADE TO

                                 DMC CAYMAN INC.

                                MAPLES AND CALDER

                               DEED OF ASSIGNMENT
                               ------------------

THIS ASSIGNMENT is made on 20 September, 2005


BETWEEN:

(1) PACIFIC RIM MINING CORP., a British Columbia company, (the "ASSIGNOR"); and

(2) TREND MINING COMPANY, a corporation organized and existing under the laws of Delaware, (the "ASSIGNEE").

WHEREAS:

(A) Pursuant to the Agreement (as defined below), the Assignee has agreed to acquire the Pacrim Loan (as defined in the Agreement) subject to the terms and conditions set out in the Agreement.

(B) Pursuant to the Agreement, the Assignor hereby enters into this assignment of the right to repayment of the Pacrim Loan.

IT IS AGREED as follows:

1        DEFINITIONS AND INTERPRETATION

In this Assignment (except where the context otherwise requires) the following words and expressions shall have the following meanings:

         "AGREEMENT"            means the share purchase agreement made as of 20
                                September, 2005 between the Assignor and the Assignee;


         "COMPANY"              means DMC Cayman Inc., an exempted company
                                incorporated in the Cayman Islands; and

         "PACRIM LOAN"          has the meaning given in the Agreement.

2        ASSIGNMENT

         The Assignor hereby assigns the right to repayment of the Pacrim Loan to the Assignee free and clear of any liens or other third party rights. This assignment is to take effect as an absolute assignment (and not by way of charge only).

3        ACKNOWLEDGEMENT OF ASSIGNMENT

         The Assignee acknowledges the assignment pursuant to clause 2 above.

4        NOTICE TO COMPANY

         The Assignor hereby undertakes to deliver a copy of this Assignment to the Company.

5        GOVERNING LAW

         This Assignment is governed by, and shall be construed in accordance with, the law of the Cayman Islands.

6        COUNTERPARTS

         This Assignment may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF this Assignment has been executed and delivered as a Deed the day and year first above written.

EXECUTED AS A DEED AND DELIVERED by         )

PACIFIC RIM MINING CORP.                    )

acting by Catherine McLeod-Seltzer          )  .................................

                                            )

                                            )

                                            )


In the presence of:


______________________Witness

EXECUTED AS A DEED AND DELIVERED by         )

TREND MINING COMPANY                        )

acting by Thomas A. Loucks                  )  .................................

                                            )

                                            )

                                            )


In the presence of:


______________________Witness

                     ACKNOWLEDGEMENT OF NOTICE OF ASSIGNMENT

To:      Trend Mining Company.
         5439 South Prince Street
         Littleton, Co 80120
         United States

DMC Cayman Inc. hereby acknowledges that it has received express notice in writing of the absolute assignment by Pacific Rim Mining Corp. to Trend Mining Company of the right to repayment of the Pacrim Loan (as defined in the Share Purchase Agreement between Trend Mining Company and Pacific Rim Mining Corp.).





DMC CAYMAN INC.

By: ____________________

Title:___________________

Date:___________________